================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 3, 2000



                           KILROY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



        Maryland                   Commission File Number:        95-4598246
(State or other jurisdiction             1-12675               (I.R.S. Employer
of incorporation or organization)                            Identification No.)


      2250 East Imperial Highway, Suite 1200, El Segundo, California 90245
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 563-5500



================================================================================

ITEM 5. OTHER EVENTS

  On May 3, 2000, Kilroy Realty Corporation disseminated a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     Exhibit
     -------
     Number         Description
     ------         -----------
     *99.1          Press Release dated May 3, 2000.


* Filed herewith.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KILROY REALTY CORPORATION


Date: May 5, 2000

                                  By:            /s/ Ann Marie Whitney
                                                 -----------------------
                                                      Ann Marie Whitney
                                            Senior Vice-President and Controller

                                 EXHIBIT INDEX

     Exhibit
     -------
     Number         Description
     ------         -----------
      99.1          Press Release dated May 3, 2000.